Information concerning the Group's Consolidated Operations	12 Months Ended
Dec. 31, 2025
Text block1 [abstract]
Information concerning the Group's Consolidated Operations

Note 4. Information concerning the Group’s Consolidated Operations

4.1 Revenues and other income

Accounting policies

Collaboration agreements and licenses

Under IFRS 15 Revenue from contracts with customers, revenue is recognized when Cellectis satisfies a performance obligation by transferring a distinct good or service (or a distinct bundle of goods and/or services) to a customer, i.e. when the customer obtains control of these goods or services.

We have entered into certain research and development collaboration agreements under which each party collaborates to develop certain intellectual property (e.g. product candidates) and the Company offers licensing rights to the technology created during the research phase. Our main collaboration agreements for the years ended December 31, 2023, 2024 and 2025 include only one combined performance obligation consisting of research activities performed by the Group and potential license rights for the customer to exploit the IP created during the collaboration.

The combined performance obligation of our significant collaboration agreements is satisfied over time considering the terms of the agreement provide the customer with an exclusive right over intellectual property created during the research activities. As a consequence, the Group would not have right over such intellectual property and therefore no alternative use outside of the performance of the research activities, and the Group has an enforceable right to payment for performance completed to date.

These collaboration agreements may generate cash flows through non-refundable upfront payments, milestone payments, reimbursements of research and development cost, and royalties.

Up-front payments for research and development programs are deferred as a contract liability and recognized when the performance obligation is satisfied, as the customer receives the benefits of the services. When a specific research and development program is put on hold, as agreed by our customer as part of a joint executive committee decision, the revenue recognition continues to be deferred until research and development efforts resume. If the joint decision is to abandon the project, deferred revenue is fully recognized.

Research and development costs reimbursements are recognized as revenue along with upfront payments over time as described above.

The receipt of milestone payments is dependent upon the achievement of certain scientific, regulatory, or commercial milestones. Such payments are considered variable consideration. We recognize milestone payments when it is highly probable that any revenue recognized will not be subsequently reversed. This includes consideration of whether the performance obligation is achieved and may be delayed until the contingencies associated with the milestone payments are resolved and the co-contracting party has no right to require refund of payment. The triggering event may be scientific results achieved by us or another party to the arrangement, regulatory approvals, or the marketing of products developed under the arrangement.

Royalty revenues arise from our contractual entitlement to receive a percentage of product sales achieved by co-contracting parties under our license arrangements. As we have no products approved for sale, we have not received any royalty revenue from commercial sales to date. Royalty revenues, if earned, will be recognized at the later of when (1) the subsequent sale or usage occurs; and (2) the performance obligation to which the sales-based or usage-based royalties relates has been satisfied.

Sales of products and services

Revenues on sales of products are recognized at the point in time once control over the delivered products is transferred to the customer, which is based on shipping terms. Such revenues include shipping and handling charges if billed to the customer and are reported net of trade promotion and other costs, including estimated allowances for returns and prompt pay discounts. Sales, use, value-added and other excise taxes are not recognized in revenue.

Our sales of products are related to our electroporation solution sent to one of our customers for the use of a specific machine.

We also offer research services, which revenue is recognized over time, as the customer receives the benefits of the services.

Research Tax Credit

The main Research Tax Credit from which we benefit is the Crédit d’Impôt Recherche, or “CIR”, which is granted to entities by the French tax authorities in order to encourage them to conduct technical and scientific research. Entities that demonstrate that their research expenditures meet the required CIR criteria receive a tax credit. As a general principle, such R&D tax credit can be offset against the corporate income tax (“CIT”) due on the profits of the financial year during which the expenses have been incurred and the following three years; any unused portion of the credit is then refunded by the French treasury.

We have concluded that the CIR meets the definition of a government grant as defined in IAS 20 Accounting for Government Grants and Disclosure of Government Assistance. As no research and development expenditure is capitalized before obtaining a marketing authorization, the CIR income is recognized in the same accounting period as the related eligible R&D expenses are incurred. The CIR income is included in "other income" in our statement of consolidated operations.

Research tax credit is subject to audit of tax authorities. When tax authorities’ payment related to CIR is late, default interests are applied and are recognized in “other income”.

Details of revenues and other income

Revenues by country of origin and other income

	For the year ended December 31,
	2023	2024	2025
	$ in thousands
From France	755	41,505	72,949
Revenues	755	41,505	72,949
Research tax credit subsidy	6,582	6,447	6,644
Other subsidies and other	1,856	1,265	-
Other income	8,438	7,712	6,644
Total revenues and other income	9,193	49,217	79,592

Revenues by nature

	For the year ended December 31,
	2023	2024	2025
	$ in thousands
Collaboration agreements	-	40,898	72,074
Licenses	605	503	765
Products & services	150	105	110
Total revenues	755	41,505	72,949

Revenues of $72.9 million in the year ended December 31, 2025 reflect mainly the $71.9 million recognized in 2025 in connection with our performance obligation rendered under the Research Plans of the AZ JRCA with AZ Ireland, in comparison to the $35.5 million recognized under AZ JRCA in the year ended December 31, 2024. The increase was driven by the evolution of activities performed in connection with the Research Plans and the fulfillment of our performance obligations under the AZ JRCA. Revenues as recorded in the year ended December 31, 2024 also included a $5.4 million development milestone under the Servier License Agreement in connection with the ALPHA2 clinical trial in CLL.

Revenue recognized in respect of each Research Plan with AZ Ireland has been estimated in accordance with the provisions set out in Note 2.6. We have estimated the progress of our performance obligation on the basis of costs incurred to date compared with total budgeted costs for each Research Plan. We applied a percentage of completion thus obtained to the total transaction price allocated to each Research Plan, excluding variable remuneration for which it is not highly probable that a significant reversal will not occur. As of December 31, 2024 and as of December 31, 2025, the transaction price allocated to each Research Plan excluding variable remuneration for which it is not highly probable that a significant reversal will not occur, corresponds to the development milestone already achieved, the amount of rechargeable costs in accordance with the agreement, and the share of upfront payments allocated to each Research Plan.

Revenue recognized in the twelve months ended December 31, 2025 from performance obligations partially satisfied in previous periods amounts to $5.0 million. This is mainly due to the inclusion in the transaction price allocated to the AZ JRCA of milestone payments which were confirmed in 2025. Furthermore, we recognized additional revenues of $18.8 million corresponding to the accelerated completion of performance obligations.

The decrease in other income of $1.1 million between the years ended December 31, 2024 and 2025 is mainly due to a decrease in a government grant received from Bpifrance ("BPI") .

For the year ended December 31, 2024, customers representing more than 10% of the total revenue are AstraZeneca with 86% and Servier with 12%.

For the year ended December 31, 2025, one customer represents more than 10% of the total revenue: AstraZeneca with 99%.

4.2 Operating expenses

Accounting policies

Research and development expenses include employee-related costs, laboratory consumables, materials supplies and facility costs, as well as fees paid to non-employees and entities to conduct research and development activities on our behalf. They also include expenses associated with obtaining patents. The costs associated with manufacturing of product candidates are recorded depending on the use of the material. If products are not intended to be used in clinical studies, we recognize the expense when the product is delivered. If they are intended to be used for clinical studies, the expense is recognized when the certificate of compliance is obtained.

Selling, general and administrative expenses consist primarily of employee-related expenses for executive, business development, intellectual property, finance, legal and human resource functions. Administrative expenses also include facility-related costs and service fees, other professional services, recruiting fees and expenses associated with maintaining patents.

We classify a portion of personnel and other costs related to information technology, human resources, facilities, and general management in research and development expenses based on the estimated time that employees spent contributing to research and development activities versus sales, general and administrative activities.

Details of operating expenses by nature:

	For the year ended December 31,
Cost of revenue	2023	2024	2025

Royalty expenses	(737)	-	-
Cost of revenue	(737)	-	-

	For the year ended December 31,
Research and development expenses	2023	2024	2025

Wages and salaries	(32,936)	(31,945)	(36,162)
Social charges on stock option grants	(270)	(280)	1,837
Non-cash stock-based compensation expense	(3,952)	(2,028)	(4,142)
Personnel expenses	(37,158)	(34,253)	(38,466)
Purchases and external expenses	(32,996)	(36,611)	(35,083)
Depreciation and amortization expenses (incl. right of use amortization)	(16,511)	(18,391)	(18,665)
Other	(981)	(1,281)	(1,301)
Total research and development expenses	(87,646)	(90,536)	(93,517)

	For the year ended December 31,
Selling, general and administrative expenses	2023	2024	2025

Wages and salaries	(5,994)	(6,247)	(6,482)
Social charges on stock option grants	(106)	(107)	769
Non-cash stock-based compensation expense	(1,281)	(1,139)	(1,968)
Personnel expenses	(7,381)	(7,493)	(7,681)
Purchases and external expenses	(6,682)	(9,182)	(9,797)
Depreciation and amortization expenses (incl. right of use amortization)	(2,012)	(1,483)	(1,397)
Other	(738)	(927)	(915)
Total selling, general and administrative expenses	(16,812)	(19,085)	(19,790)

	For the year ended December 31,
Personnel expenses	2023	2024	2025

Wages and salaries	(38,930)	(38,192)	(42,643)
Social charges on stock option grants	(376)	(387)	2,606
Non-cash stock-based compensation expense	(5,233)	(3,167)	(6,110)
Total personnel expenses	(44,539)	(41,746)	(46,147)

	For the year ended December 31,
	2023	2024	2025

Other operating income (expense)	(1,300)	849	638

Following a change in its business model, the Group has decided to revise the presentation of the operating expenses and has presented royalty expenses in Research and Development expenses since January 1, 2024. Such expenses were presented in cost of revenue in the statement of consolidated operations for the year ended December 31, 2023.

Between the years ended December 31, 2024 and 2025, research and development expenses increased by $3.0 million mainly due to (i) a $4.2 million increase in personnel expenses driven by an evolution of our R&D headcount consistent with our roadmap, higher fair market value of stock-based compensation instruments due to underlying stock dynamics, and foreign exchange effects; (ii) a $0.3 million increase in depreciation and amortization; partly offset by (iii) a $1.5 million decrease in purchases and external expenses (from $36.6 million in 2024 to $ 35.1 million in 2025).

Selling, general and administrative expenses increased by $0.7 million between the years ended December 31, 2024 and 2025 mainly due to a $0.6 million increase in purchases and external expenses (from $9.2 million in 2024 to $9.8 million in 2025).

Social charges on stock option grants income corresponds mainly to the reimbursements of social charges on forfeited stock options following the favorable outcome of a claim with the French social tax authorities regarding these social taxes.

The other operating income (expenses) decreased slightly by $0.2 million between the years ended December 31, 2024 and 2025.

Between the years ended December 31, 2023 and 2024, research and development expenses increased by $2.9 million mainly due to (i) a $3.6 million increase in purchases and external expenses (from $33.0 million in 2023 to $ 36.6 million in 2024) primarily related to additional manufacturing activities to support our R&D pipeline, and (ii) an increase in depreciation and amortization of $1.9 million mostly related to a licence of patents accounted for as intangible asset for $1.2 million. The increase in purchases and external expenses and depreciation and amortization is partly offset by (iii) a decrease in personnel expenses of $2.9 million mainly related to a $1.9 million decrease in stock-based compensation expense. The decrease in stock-based compensation expense is primarily due to the lower fair value of the instruments under vesting in 2024 compared to 2023, as well as higher than expected forfeitures in 2024 due to employee terminations.

Selling, general and administrative expenses increased by $2.3 million between the years ended December 31, 2023 and 2024 mainly due to a $2.5 million increase in purchases and external expenses (from $6.7 million in 2023 to $9.2 million in 2024) primarily related to legal and finance external support.

The decrease in other operating income (expenses) between the years ended December 31, 2023 and 2024 amounted to $2.0 million and is primarily related to non-recurring expenses recorded in 2023 in connection with (i) a research tax credit litigation for which $0.7 million were paid in 2023 and $0.5 million were accrued in 2023 and settled in 2024, and (ii) a commercial litigation accrued in 2023 for $0.5 million and not yet settled as of December 31, 2024.

4.3 Reportable segments

Accounting policies

Reportable segments are identified as components of the Group that have discrete financial information available for evaluation by the Chief Operating Decision Maker (“CODM”), for purposes of performance assessment and resource allocation.

For the year-end period ended December 31, 2025, Cellectis’ CODM is composed of:

•
The Chief Executive Officer;
•
The Executive Vice President CMC and Manufacturing;
•
The Senior Vice President of US Manufacturing;
•
The Chief Scientific Officer;
•
The General Counsel;
•
The Chief Financial and Business Officer;
•
The Chief Regulatory & Pharmaceutical Compliance Officer;
•
The Chief Medical Officer; and
•
The Chief Human Resources Officer.

As from June 1, 2023 and the deconsolidation of Calyxt, we view our operations and manage our business in a single operating and reportable segment corresponding to the Therapeutics segment. This segment is focused on the development of (i) gene-edited allogeneic Chimeric Antigen Receptor T-cells product candidates (UCART) in the field of immuno-oncology, and (ii) gene therapy product candidates in other therapeutic indications. These approaches are based on our core proprietary technologies. All these activities are supported by Cellectis S.A., Cellectis, Inc. and Cellectis Biologics, Inc. The operations of Cellectis S.A., the parent company, are presented entirely in the Therapeutics segment which also comprises research and development, management and support functions.

4.4 Financial income and expenses

Accounting policies

Financial income and financial expense include, in particular, the following:

•
Interest income from savings accounts and fixed term bank deposits;
•
Interest expense from leases;
•
Foreign exchange gain (loss) from transactions in foreign currencies; and
•
Fair value adjustments related to our financial assets and derivative instruments measured at fair value through profit and loss

Details of financial income and expenses

	For the year ended December 31,
Financial income and expenses	2023	2024	2025

Income from cash, cash equivalents and financial assets	3,614	11,278	9,498
Foreign exchange gains	17,618	13,079	5,862
Gain on fair value measurement	245	20,009	765
Other financial income	2	41	-
Financial income	21,479	44,407	16,124
Interest on financial liabilities	(2,246)	(4,817)	(5,882)
Foreign exchange losses	(13,402)	(5,754)	(27,919)
Loss on fair value measurement	(20,813)	(8,366)	(15,039)
Interest on lease liabilities	(3,061)	(2,636)	(2,225)
Other financial expenses	(1,121)	(41)	(0)
Financial expenses	(40,642)	(21,614)	(51,064)
Net financial gain (loss)	(19,163)	22,793	(34,940)

The decrease in financial income of $28.3 million between the year ended December 31, 2024 and 2025 was mainly attributable to (i) a $14.3 million gain in the fair value of the derivative instrument component of the SIA, which was recorded last year before derecognition of the derivative in May 2024, ii) a $7.2 million decrease in foreign exchange gains (iii) a $1.8 million decrease in income from cash, cash equivalents and financial assets in line with the evolution of interest rates in FY2025, (iv) a $ 5.7 million gain recognized in the year ended December 31, 2024 on the fair value measurement of the Tranches A, B and C warrants issued to the European Investment Bank ("EIB"), partially offset by (v) a $0.8 million gain in the fair value of foreign exchange derivatives in the year ended December 31, 2025.

The increase in financial expenses of $29.5 million between the year ended December 31, 2024 and 2025 is mainly attributable to a (i) $22.2 million increase in foreign exchange loss over the period due to the devaluation of the USD against the EUR which resulted in foreign exchange losses on our cash, cash equivalents and financial assets, (ii) a $6.7 million increase in loss on fair value measurement mainly explained by a $14.7 million loss on the fair value measurement of the Tranches A, B and C warrants issued to the EIB partly offset by a $7.8 million decrease in the loss on fair value measurement of our investment in shares of Cibus which was entirely sold in the first quarter of 2025, and (iii) a $0.7 million increase in interest on our financial and lease liabilities.

The increase in financial income of $22.9 million between the year ended December 31, 2023 and 2024 is mainly attributable to (i) an increase in income from cash, cash equivalents and financial assets of $7.7 million, (ii) a $14.3 million gain in change in fair value of SIA derivative instrument compared to a loss in 2023, (iii) a $5.7 million gain in change in fair value of European Investment Bank ("EIB") tranche A and B warrants under the financing agreement signed between Cellectis and the EIB on December 28, 2022 (the "EIB Financing Agreement") compared to a loss in 2023, partially offset by a decrease in the foreign exchange gain of $4.5 million (from a $17.6 million gain in 2023 to a $13.1 million gain in 2024).

The decrease in financial expenses of $19.0 million between the year ended December 31, 2023 and 2024 is mainly attributable to (i) a $7.8 million non-recurring financial loss before derecognition of the Cytovia convertible note in 2023, (ii) a $7.6 million decrease in foreign exchange loss (from a $13.4 million loss in 2023 to a $5.8 million loss in 2024), (iii) a $5.7 million loss in 2023 related to the change in the fair value of the derivative instrument on the Subsequent Investment Agreement with AstraZeneca (see Note 2.6) compared to a gain in 2024, (iv) a $2.4 million loss in 2023 related to the change in the fair value of the EIB Tranche A and Tranche B warrants (see Note 14.1) compared to a gain in 2024; (v) a $0.4 million decrease in interest on lease liabilities, partially offset by (vi) an increase in interest on the EIB loan of $2.0 million, and an $2.3 million increase in the loss related to the change in fair value of our investment in Cibus (Calyxt).

4.5 Income tax

Accounting policies

Income tax (expense or income) comprises current tax expense (income) and deferred tax expense (income).

Deferred taxes are recognized for all the temporary differences arising from the difference between the tax basis and the accounting basis of assets and liabilities. Tax losses that can be carried forward or backward may also be recognized as deferred tax assets. Tax rates that have been enacted or substantively enacted as of the closing date are utilized to determine deferred tax. Deferred tax assets are recognized only to the extent that it is probable that future profits will be sufficient to recover them. Deferred tax assets and deferred tax liabilities are offset in the statements of financial position to the extent criteria of IAS 12.74 are met.

Tax proof

	For the year ended December 31,
	2023	2024	2025
	$ in thousands
Income (loss) before taxes from continuing operations	(116,464)	(36,761)	(68,016)
Theoretical group tax rate (1)	25.12%	25.35%	25.23%
Theoretical tax benefit (expense)	29,259	9,318	17,159
Increase/decrease in tax benefit arising from:
Permanent differences	736	(34)	(131)
Research tax credit	1,645	1,612	1,661
Share-based compensation & other IFRS adjustments (2)	(1,134)	4,032	(1,194)
Non recognition of deferred tax assets related to tax losses and temporary differences	(30,876)	(14,928)	(17,072)
Effective tax benefit (expense)	(371)	(0)	423
Effective tax rate	0.32%	0.00%	(0.62%)

(1)
The Group’s theoretical tax rate corresponds to the average of the income tax rates of each country in which the Group operates, i.e. for the year ended December 31, 2025 25% for France and 21% for the United States, weighted by the pre-tax income from each country.
(2)
As of December 31, 2024, this reconciling item consists of the tax effect of permanent differences primarily related to (i) share-based compensation for $(0.8) million, (ii) revenue recognized out of proceeds from the AZ IIA and SIA reallocated to the JRCA (see Note 2.6) for $2.2 million, and (iii) change in fair value of certain financial instruments for $2.6 million.

Deferred tax assets and liabilities

	For the year ended December 31,
	2023	2024	2025
	$ in thousands
Credits and net operating loss carryforwards	155,673	160,772	205,837
Capitalization of R&D expenses under SEC 174 rule	4,092	5,052	-
Pension commitments	550	279	332
Leases liabilities	11,478	9,459	7,321
Revaluations of financial assets	15,830	-	-
Deferred tax assets from other deductible differences	772	856	2,249
Non-recognition of deferred tax assets	(177,001)	(167,026)	(208,598)
Deferred tax assets	11,392	9,391	7,142

Accelerated depreciation of assets for tax purposes	(740)	(94)	7
Right-of-use assets and other leases-related effects	(10,401)	(8,359)	(6,228)
Deferred tax liabilities from other taxable differences	(410)	(556)	(539)
Deferred tax liabilities	(11,550)	(9,009)	(6,760)

Net deferred tax assets/(liabilities)	(158)	382	382

	For the year ended December 31,
Reflected in the statement of financial position as follows:	2023	2024	2025
	$ in thousands
Deferred tax assets	-	382	382
Deferred tax liabilities	(158)	(0)	0
Net deferred tax assets/(liabilities)	(158)	382	382

We have cumulative tax loss carryforwards for the French entity of the Group totaling $775.9 million as of December 31, 2025, $612.9 million as of December 31, 2024, and $590 million as of December 31, 2023. Such carryforwards can be offset against future taxable profit within a limit of €1.0 million per year, plus 50% of the tax profit exceeding this limit. Remaining unused losses will continue to be carried forward indefinitely.

The cumulative tax loss carryforwards for the U.S. entities of the Group totaled $36.2 million as of December 31, 2025, $29.2 million as of December 31, 2024, and $29.8 million as of December 31, 2023. As of December 31, 2025, Cellectis, Inc. and Cellectis Biologics Inc. have $29.1 million of State operating loss carryforwards and $7.1 million of federal operating loss carryforwards. The State carryforwards expire starting 2035. The federal net operating losses can be carried forward indefinitely and their use is subject to an annual limitation of 80% of taxable income. In addition to tax loss carryforwards, Cellectis, Inc. and Cellectis Biologics Inc. have federal R&D tax credits amounting to $8.4 million as of December 31, 2025, that can be offset against federal income tax liability. Such R&D tax credits expire from 2035 to 2044 and their use is subject to general business credit limitation.

As of December 31, 2023, December 31, 2024 and December 31, 2025, the Company did not recognize deferred tax assets on the Statements of Consolidated Financial Position related to its accumulated tax loss carryforwards and federal R&D tax credits.